Revenues	12 Months Ended
Dec. 31, 2025
Revenue Recognition [Abstract]
Revenues
Note 4. Revenues
Disaggregation of Revenues
The following table presents the Company’s revenues disaggregated by geographical region (based on the Company's customers’ location) and revenue type for the years ended December 31, 2025, 2024 and 2023:

	Year Ended December, 31
	2025	2024	2023
	(U.S. $ in thousands)
Americas
Systems	$71,527	$72,654	$108,998
Consumables	131,962	136,243	132,820
Services	125,246	132,840	147,952
Total Americas	328,735	341,737	389,770

EMEA
Systems	43,429	48,642	51,617
Consumables	79,309	79,794	75,468
Services	30,488	30,029	28,857
Total EMEA	153,226	158,465	155,942

Asia Pacific
Systems	16,656	18,980	27,031
Consumables	37,386	35,604	37,807
Services	15,099	17,672	17,048
Total Asia Pacific	69,141	72,256	81,886

Total Revenues	$551,102	$572,458	$627,598
The following table presents the Company’s revenues disaggregated based on the timing of revenues recognition (at a specific point in time or over the course of time) for the years ended December 31, 2025, 2024 and 2023:

	Year Ended December, 31
	2025	2024	2023
	(U.S. $ in thousands)
Revenues recognized in point in time from:
Products	$380,269	$391,917	$433,741
Services	49,829	51,484	54,362
Total revenues recognized in point in time	430,098	443,401	488,103

Revenues recognized over time from:
Services	121,004	129,057	139,495
Total revenues recognized over time	121,004	129,057	139,495

Total Revenues	$551,102	$572,458	$627,598
Contract Assets and Contract Liabilities
Contract assets are recorded when the Company's right to consideration is conditioned on constraints other than the passage of time. The Company had no material contract assets as of December 31, 2025 and 2024.
Contract liabilities include advance payments and billings in excess of revenue recognized. Contract liabilities are presented under deferred revenues. The Company's deferred revenues as of December 31, 2025 and 2024 were as follows:

	December 31,
	2025	2024
	(U.S. $ in thousands)
Deferred revenues (*)	$66,897	$65,404
*Includes $19.1 million and $19.1 million under long-term deferred revenues in the Company's consolidated balance sheets as of December 31, 2025 and December 31, 2024, respectively.
Revenue recognized in 2025 and 2024 that was included in deferred revenues balance as of January 1, 2025 and 2024 was $44.3 million and $50.2 million, respectively.
Remaining Performance Obligations
Remaining Performance Obligations (“RPO”) represents contracted revenue that has not yet been recognized, which includes deferred revenue and amounts that will be invoiced and recognized as revenue in future periods. As of December 31, 2025 and 2024 the total RPO amounted to $90.3 million and $90.2 million, respectively. The Company expects to recognize $60.1 million of this RPO during the next 12 months, $15.3 million over the subsequent 12 months and the remaining $14.9 million thereafter.
Incremental Costs of Obtaining a Contract
Sales commissions earned mainly by the Company’s sales agents are considered incremental costs of obtaining a contract with a customer as the Company expects the benefit of those commissions to be longer than one year. The majority of the sales commissions are not subject to capitalization as the commission expense is recognized as the related revenue is recognized. Sales commissions for initial contracts related to the service type warranty are deferred and then amortized on a straight-line basis over the expected customer relationship period (generally 5 years) if the Company expects to recover those costs. The Company determined the period of benefit by taking into consideration customer contracts including renewals, the technology and other factors. Amortization expense is included in selling, general and administrative expenses in the consolidated statements of operations. As of December 31, 2025 and 2024, the deferred commission amounted to $8.8 million and $10.3 million, respectively and presented under Other current assets and Other non-current assets.